UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2025

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Shareholders of the Company held virtually on January 9, 2025 (the “Annual Meeting”), three proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, on each proposal are set forth below.

Proposal 1: Election of Directors

A vote was taken at the Annual Meeting for the election of three directors of the Company. Thomas B. Fargo, Antonio O. Garza, and James R. Huffines were elected as Class I Directors to serve a three-year term, until the Annual Meeting of Shareholders in 2028, or until their respective successors are qualified and elected. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Broker Non- Votes
Thomas B. Fargo	25,362,051	725,131	2,817,271
Antonio O. Garza	25,881,142	206,040	2,817,271
James R. Huffines	25,878,627	208,555	2,817,271

Proposal 2: Advisory Approval of Executive Compensation

A vote was taken at the Annual Meeting on the proposal to approve as a non-binding advisory resolution the 2024 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
25,631,915	409,331	45,936	2,817,271

Proposal 3: Ratification of Appointment of Independent Auditors

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2025. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the ratification, or that abstained from voting were as follows:

Votes for Approval	Votes against Approval	Votes Abstained
28,597,816	295,270	11,367

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 13, 2025	By:	/s/ Christian M. Lucky
Senior Vice President, Chief Legal and Compliance Officer, Corporate Secretary